AMERIGROUP FLORIDA, INC. Medicaid HMO Contract

AHCA CONTRACT NO. FA523
AMENDMENT NO.9

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC., hereinafter referred to as the “Vendor”, is hereby amended as follows:

Section III, Item C.1. of the Standard Contract is hereby amended as follows:

The Agency’s Contract Manager’s name, address and telephone number for this Contract is as follows:

G. Douglas Harper
Agency for Health Care Administration
Building #3, Mail Stop #50 2727 Mahan Drive
Tallahassee, Florida 32308 Telephone - (850) 488-9287 Facsimile — (850) 410-1676

2.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, is hereby deleted in its entirety and replaced with the following:

90.0 PAYMENT AND AUTHORIZED ENROLLMENT LEVELS

a.	The Agency assigns the Plan an authorized maximum enrollment level for each operational county, and the Agency shall pay the Plan capitation payments for each Agency operational area, in accordance with the following table. The Agency shall pay the Plan capitation payments based on the Agency operational area (or rate zone) age group, and gender, in accordance with Table 2. Where the Plan has implemented behavioral health care, the Agency shall pay the Plan in accordance with Table 3.

b.	The authorized maximum enrollment level is in effective as of July I, 2005, or upon Contract execution, whichever is later. The Agency must approve in writing any increase in the Plan’s maximum enrollment level for each operational county. Such approval shall not be unreasonably withheld, and shall be based on the Plan’s satisfactory performance of terms of the Contract and approval of the Plan’s administrative and service resources, as specified in this Contract, in support of each enrollment level.

c.	The Agency has developed estimated rates, for examination and evaluation by its actuary, Milliman and Co., to be paid to the Plan for services provided in Fiscal Year 2005 — 2006. These estimated rates represent the Agency’s best efforts to develop accurate rates. They are included as Attachment Viii; entitled “ESTIMATED 2005 — 2006 HMO RATES; NOT FOR USE UNLESS APPROVED BY CMS.” The Agency may use, or may amend and use, these estimated rates only after certification by its actuary and approval by the Centers for Medicare and Medicaid Services, and by notice in a Contract amendment to the Plan. Inclusion of these estimated rates is not intended to convey or imply any rights, duties or obligations of either party, nor is it intended to restrict, restrain or control the rights of either party that may have existed independently of this section of the Contract. By signature of this document, the parties explicitly agree that this section shall not independently convey any inherent rights, responsibilities or obligations of either party, relative to these rates, and shall not itself be the basis for any cause of administrative, legal or equitable action brought by either party.

AHCA Contract No. FA523, Amendment No. 9, Page 1 of 4

AHCA Form 2100-0002 (Rev. NOV03)

AMERIGROUP FLORIDA, INC. Medicaid HMO Contract

d.	In the event the rates certified by the actuary and approved by CMS are different from the Agency’s estimated rates, the Contractor agrees to accept a reconciliation performed by the Agency to bring payments to the Contractor in line with the approved rates.

e.	Upon receipt of CMS approval of 2005 - 2006 capitation rates, the Agency shall amend this Contract to reflect accepted capitation rates effective July 1, 2005.

f. Table l provides the Plan’s Contract enrollment levels.

g.	Table 2 provides capitation rates for all Agency areas, except for areas where behavioral health care has been implemented.

h.	Table 3 provides capitation rates for Agency areas where behavioral health care has been implemented, including community mental health and mental health targeted case management.

Table 1

Enrollment Levels

County

Maximum Enrollment Level

BREVARD

8,000

BROWARID

14,000

DADE

25,000

HILLSBOROUGH

40,000

LEE

18,000

MANATEE

3,500

ORANGE

30,000

OSCEOLA

8,500

PALM BEACH

12,000

PASCO

15,000

PINELLAS

25,000

POLK

30,000

SARASOTA

8,000

SEMINOLE

8,000

Amendment No. 9, Page 2 of 4

AHCA Form 2100-0002 (Rev. NOV03)

AMERIGROUP FLORIDA, INC. Medicaid HMO Contract

Table 2.

Area wide Age-banded Capitation Rates for all agency areas of the state other than Area 6 and Area I.

Area 05	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	344.75	77.20	47.92	53.39	110.51	134.26	206.44	287.43	287.43
SSI/No Medicare	3312.84	399.97	207.73	217.58	217.58	622.27	622.27	600.49	600.49
SSI/Part B	262.11	262.1I	262.11	262.11	262.11	262.11	262.11	262.11	262.11
SSI/Part A & B	279.92	279.92	279.92	279.92	279.92	279.92	279.92	279.92	240.03
Area 07	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	336.57	75.50	47.25	52.60	108.28	132.13	202.76	283.08	283.08
SSI/No Medicare	3320.10	402.55	211.07	220.72	220.72	631.77	631.77	609.58	609.58
SSI/Part B	261.32	261.32	261.32	261.32	261.32	261.32	261.32	261.32	261.32
5SI/Part A & B	251.20	251.20	251.20	251.20	251.20	251.20	25I.20	25I.20	217.86
Area 08	<1 year	1-5	6-I3	14-20 Male	14-20 Female	21-54 Male	2I-54 Female	55-64	65+
TANF/FC/SOBRA	295.59	66.21	41.16	45.89	94.88	115.33	177.31	247.08	247.08
SSI/No Medicare	3101.85	374.62	194.07	203.31	203.31	582.39	582.39	561.96	561.96
SSI/Part B	239.50	239.50	239.50	239.50	239.50	239.50	239.50	239.50	239.50
SSI/Part A & B	253.8I	253.81	253.81	253.81	253.81	253.81	253.81	253.81	219.39
Area 09	<I year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	315.38	70.51	43.83	48.82	10I.05	122.63	I88.58	262.53	262.53
SSI/No Medicare	3369.20	408.36	212.88	222.97	222.97	638.43	638.43	615.96	6I5.96
SSI/Part B	262.75	262.75	262.75	262.75	262.75	262.75	262.75	262.75	262.75
SSI/Part A & B	285.85	285.85	285.85	285.85	285.85	285.85	285.85	285.85	244.68
Area 10	<1 year	1-5	6-13	I4-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	327.60	73.59	46.05	51.31	105.60	128.95	197.71	276.31	276.31
SSI/No Medicare	4270.73	518.41	272.09	283.90	283.90	812.87	812.87	784.90	784.90
SSI/Part B	282.31	282.31	282.31	282.31	282.31	282.31	282.31	282.31	282.3I
SSI/Part A & B	307.18	307.18	307.18	307.18	307.18	307.18	307.I8	307.18	266.50
Area 11	<1 year	1-5	6-13	14-20 Male	I4-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/S0BRA	408.42	91.09	56.29	62.75	130.48	157.53	243.00	337.44	337.44
SSI/No Medicare	4662.01	564.13	294.32	307.60	307.60	880.79	880.79	849.95	849.95
SSI/Part B	441.72	441.72	44I.72	441.72	441.72	441.72	441.72	441.72	441.72
SSI/Part A & B	325.70	325.70	325.70	325.70	325.70	325.70	325.70	325.70	303.69
Table 3.

Area 6 or Area 1 Age-banded Capitation Rates, Including Community Mental Health and Mental Health Targeted Case Management.

Area 06	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	329.30	75.87	61.50	67.73	122.33	133.79	202.90	279.50	279.50
SSI/No Medicare	3062.53	377.38	271.33	247.10	247.10	657.23	657.23	596.37	596.37
SSI/Part B	238.I6	238.18	238.18	238.18	238.18	238.18	238.I8	238.18	238.18
SSI/Part A & B	255.15	255.15	255.15	255.15	255.15	255.15	255.15	255.15	222.29

For Plans participating in the frail/elderly program, the community rate shall be paid for all members in each eligibility category except for those SSI members determined by the Comprehensive Assessment and Review for Long Term Care (CARES) Unit to be at risk of nursing home institutionalization. Evidence of such assessments shall be provided to the Agency by the Plan prior to authorization by the Agency of payment of the institutional rates. Payment of institutional rates for any eligible enrollee shall continue only so long as the enrollee meets the level of care requirements for institutionalization, otherwise, the community capitation rate applies.

j.	Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $680,379,083.00 as expressed in this Contract.

AHCA Contract No. FA523, Amendment No. 9, Page 3 of 4

AHCA Form 2100-0002 (Rev. NOV03)

AMERIGROUP FLORIDA, INC. Medicaid HMO Contract

3.	This amendment shall begin on July 1, 2005, or the date on which the amendment has been signed by both parties, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this 6 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.

STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

NAME: Don Gilmore NAME: Alan Levine

S.CONTTITLE: .. CEO

DATE:		/s/ 7/05/05

TITLE:	Secretary

DATE:
S.CONTList of attachments included as part of this Amendment:

Specify Type	Number ..	Description

Attachment	VIII	ESTIMATED 2005 — 2006 HMO RATES; NOT FOR USE UNLESS APPROVED BY CMS (2 Pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK AHCA Contract No. FA523, Amendment

No. 9, Page 4 of 4

AHCA Form 2100-0002 (Rev. NOV03)

ATTACHMENT VIII

ESTIMATED 2005 — 2006 HMO RATES;

NOT FOR USE UNLESS APPROVED BY CMS

AMERIGROUP FLORIDA July 1, 2005 through December 31, 2005	Medicaid HMO Contract contract Number : FA523

Table 3
Area-Wide Age-Banded Capitation Rates for all Agency Areas of the State in Which Behavioral Health has been Implemented Area 05 General Rates plus Mental Health Plan — 015005304(PASCO) 015005305(PINELLAS)

BTHMO+2M0		3M0-11M0	1-5	6-13	14-20	(F)	14-20	(M)	21-54	(F)	21-54	(M)	55-64	65+
TANF/FC/SOBRA	9I9.98	183.43	91.15	64.87	13I.62		69.93		245.33		159.49		331.03	331.03
SSI/No Medicare	9248.02	1615.41	420.86	252.27	258.55		258.55		.735.80		735.80		681.19	681.I9
SSI/Part B	332.63	332.63	332.63	332.63	332.63		332.63		332.63		332.63		332.63	332.63
SSI/Part A & B	321.24	321.24	321.24	32I.24	321.24		321.24		321.24		321.24		321.24	227.10

Area 06 General Rates plus Mental Health Plan — 0I5005300(HILLSBOROUGH) 015005307(POLK) 015005318(MANATEE)

BTHM0+2M0		3M0-11M0	1-5	6-13	14-20	(F)	14-20	(M)	21-54	(F)	21-54	(M)	55-64	65+
TANF/FC/SOBRA	839.91	168.14	84.80	67.94	131.59		75.16		230.12		151.25		309.66	309.66
SSI/No Medicare	8536.50	1494.29	393.28	262.75	284.04		284.04		746.59		746.59		653.76	653.76
SSI/Part B	319.38	3I9.3B	319.38	319.38	319.38		319.38		319.38		3I9.38		3I9.38	319.38
SSI/Part A & B	288.23	288.23	288.23	288.23	288.23		288.23		288.23		288.23		288.23	202.46

Area 07 General Rates plus Mental Health Plan — 015005308(ORANGE) 0150053I3(SEMINOLE) 015005314(OSCEOLA) 015005336(BREVARD)

	BTHM0+2MO	3M0-11MO	1-5	6-13	14-20(F)	14-20(M)	2I-54(F)	21-54(M)	55-64	65+
TANF/FC/SOBRA	894.05	178.57	89.54	68.64	132.32	72.39	240.41	156.74	324.62	324.62
SSI/No Medicare	8976.52	1573.98	414.04	264.97	264.82	264.82	733.66	733.66	674.72	674.72
SSI/Part B	312.78	312.78	312.78	312.78	312.78	312.78	312.78	312.78	3I2.78	3I2.78
SSI/Part A & B	296.22	296.22	296.22	296.22	296.22	296.22	296.22	296.22	296.22	210.25

Area 08 General Rates plus Mental Health Plan — 0I5005302(LEE) 015005306(SARASOTA)

	BTHM0+2M0	3M0-11M0	1-5	6-13	14-20(F)	14-20(M)	2I-54(F)	21-54(M)	55-64	65+
TANF/FC/SOBRA	785.53	156.86	78.13	56.61	113.39	60.74	210.44.	I36.92	284.23	284.23
SSI/No Medicare	8247.94	1440.21	376.25	229.28	234.06	234.06	659.32	659.32	608.59	608.59
SSI/Part 8	313.20	313.20	313.20	313.20'	313.20	313.20	313.20	313.20	313.20	313.20
SSI/Part A & B	297.40	297.40	297.40	297.40	297.40	297.40	297.40	297.40	297.40	210.20

Area 09 General Rates plus Mental Health Plan - 015005310(PALM BEACH)
BTHM0+2MO		3M0-11MO	1-5	6-13	14-20	(F)	14-20	(M)	21-54	(F)	21-54	(M)	55-64	65+
TANF/FC/SOBRA	850.66	169.57	84.45	61.30	122.72		65.7I		227.14		147,75		306.35	306.35
SSI/No Medicare	9123.68	1599.07	417.49	252.14	258.39		258.39		734.15		734.15		680.34	680.34
SSI/Part B	292.37	292.37	292.37	292.37	292.37		292.37		292.37		292.37		292.37	292.37
SSI/Part A 6 B	328.87	328.87	328.87	328.87	328.87		328.87		328.87		328.87		328.87	233.20

Area 10 General Rates plus Mental Health Plan - 015005311(BROWARD)
	BTHM0+2M0	3M0-11M0	1-5	6-13	14-20	(F)	14-20	(M)	21-54	(F)	21-54	(M)	55-64	65+
TANF/FC/SOBRA	854.19	I70.88	86.07	67.92	128.34		71.08		231.04		150.99		312.37	3I2.37
SSI/No Medicare	11134.68	1955.19	510.16	308.62	316.57		316.57		900.47		900.47		834.79	834.79
SSI/Part B	319.50	319.50	319.50	319.50	319.50		3I9.50		319.50		319.50		319.50	319.50
SSI/Part A & B	346.90	346.90	346.90	346.90	346.90		346.90		346.90		346.90		346.90	244.42

Area 11 General Rates plus Mental Health Plan - 015005312(DADE)
	BTHMO+2MO	3M0-11MO	I-5	6-13	14-20(F)	I4-20(M)	21-54(F)	21-54(M)	55-64	65+
TANF/FC/SOBRA	1110.68	220.95	I10.34	8I.84	161.42	87.06	295.39	192.02	397.48	397.48
SSI/No Medicare	12135.44	2122.05	554.29	334.42	342.80	342.80	971.48	971.48	898.72	898.72
SSI/Part B	457.65	457.65	457.65	457.65	457.65	457,65	457.65	457.65	457.65	457.65
SSI/Part A & B	426.65	426.65	426.65	426.65	426.65	426.65	426.65	426.65	426.65	300.08

AHCA Contract No. FA523, Attachment VIII, Page 1 of 2

AHCA Form 2100-0039 (APR04)

AMERIGROUP FLORIDA January 1, 2006 through June	Medicai 30,2006	d 7840 Contract contract Number	FA523

Table 3.
Area-Wide Age-Banded Capitation Rates for all Agency Areas of the State in Which Behavioral Health has been Implemented Area 05 General Rates plus Mental Health Plan — 015005304(PASCO) 015005305(PINELLAS)

	BTHM0+2M0	3M0-11MO	1-5	6-13	14-20(F)	14-20(M)	21-54(F)	21-54(M)	55-64	65+
TANF/FC/S0BRA	919.98	183.43	91.15	64.87	131.62	69.93	245.33	159.49	331.03	331.03
SSI/No Medicare	9248.02	1615.41	420.86	252.27	258.55	258.55	735.80	735.80	68I.19	681.19
SSI/Part B	2I4.59	214.59	214.59	2I4.59	214.59	214.59	214.59	214.59	214.59	214.59
SSI/Part A & B	83.91	83.91	83.91	83.91	83.91	83.91	83.91	83.91	83.91	74.53

Area 06 General Rates plus Mental Health Plan — 015005300(HILLSBOROUGH) 015005307(P0LK) 015005318(MANATEE)

BTHM0+2M0		3MO-11MO	1-5	6-13	14-20	(F)	14-20	(M)	21-54	(F)	21-54	(M)	55-64	65+
TANF/FC/SOBRA	839.91	168.14	84.80	67.94	131.59		75.16		230.12		151.25		309.66	309.66
SSI/No Medicare	8536.50	1494.29.	393.28	262.75	284.04		284.04		746.59		746.59		653.76	653.76
SSI/Part B	201.26	20I.26	201.26	201.26	201.26		201.26		201.26		201.26		201.26	201.26
SSI/Part A 6 B	73.23	73.23	73.23	73.23	73.23		73.23		73.23		73.23		73.23	64.45

Area 07 General Rates plus Mental Health Plan — 015005308(0RANGE) 01SO05313(SEMINOLE) 015005314(OSCEOLA) 015005336(BREVARD)

	BTHM0+2M0	3M0-11MO	1-5	6-13	I4-20(F)	I4-20(M)	21-54(F)	21-54(M)	55-64	65+
TANF/FC/SOBRA	894.05	178.57	89.54	68.64	132.32	72.39	240.41	156.74	324.62	324.62
SSI/No Medicare	8976.52	1573.98	414.04	264.97	264.82	264.82	733.66	733.66	674.72	674.72
SSI/Part B	203.20	203.20	203.20	203.20	203.20	203.20	203.20	203.20	203.20	203.20
SSI/Part A 6 B	84.13	84.13	84.13	84.13	84.I3	84.I3	84.13	84.13	84.13	74.97

Area 08 General Rates plus Mental] Health Plan — 015005302(LEE) 015005306(SARAS0TA)

	BTHM0+2M0	3M0-11M0	1-5	6-13	14-20(F)	14-20(M)	21-54(F)	21-54((4)	55-64	65+
TANF/FC/SOBRA	785.53	156.86	78.13	56.61	113.39	60.74	210.44	136.92	284.23	284.23
SSI/No Medicare	8247.94	1440.21	376.25	229.28	234.06	234.06	659.32	659.32	608.59	608.59
SSI/Part B	191.91	191.91	191.91	191.9I	191.91	191.91	191.91	191.91	191.91	191.9I
SSI/Part A 6 B	77.95	77.95	77,95	77.95	77,95	77.95	77.95	77.95	77.95	69.I3

Area 09 General Rates plus Mental Health Plan - 0I5005310(PALM BEACH)
	BTHM0+2M0	3M0-11M0	1-5	6-13	14-20	(F)	14-20	(M)	21-54	(F)	21-54	(M)	55-64	65+
TANF/FC/SOBRA	850.66	169.57	84.45	61.30	122.72		65.71		227.14		147.75		306.35	306.35
SSI/No Medicare	9123.68	1599.07	417.49	252.14	258.39		258.39		734.15		734.15		680.34	680.34
SSI/Part B	183.12	183.12	183.12	183.12	I83.12		183.12		183.12		183.12		183.12	183.12
SSI/Part A & B	87.73	87.73	87.73	87.73	87.73		87.73		87.73		87.73		87.73	78.10

Area 10 General Rates plus Mental Health Plan - 015005311(BROWARD)
	BTHM0+2M0	3M0-11M0	1-5	6-13	14-20	(F)	14-20	(M)	21-54	(F)	21-54	(M)	55-64	65+
TANF/FC/SOBRA	854.19	170.88	86.07	67.92	128.34		71.08		231.04		150.99		312.37	312.37
SSI/No Medicare	11134.68	1955.I9	510.16	308.82	316.57		316.57		900.47		900.47		834.79	834.79
SSI/Part B	209.21	209.21	209.21	209.21	209.21		209.21		209.2I		209.21		209.21	209.2I
SSI/Part A & B	87.86	87.86	87.86	87.86	87.86		87.86		87.86		87.86		87.86	77.46

Area 11 General Rates plus Mental Health Plan - 015005312(DADE)
BTHM0+2M0		3M0-11M0	1-5	6-13	14-20	(F)	14-20	(M)	21-54	(F)	21-54	(M)	55-64	65+
TANF/FC/S0BRA	1110.68	220.95	110.34	81.84	161.42		87.06		295.39		192.02		397.48	397.48
SSI/No Medicare	12I35.44	2122.05	554.29	334.42	342.80		342.80		971.48		971.48		898.72	898.72
SSI/Part B	276.22	276.22	276.22	276.22	276.22		276.22		276.22		276.22		276.22	276.22
SSI/Part A & B	118.35	118.35	118.35	118.35	118.35		118.35		I18.35		118.35		118.35	104.11

AHCA Contract No. FA523, Attachment VIII, Page 2 of 2

AHCA Form 2100-0039 (APR04)